EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/company/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS AUGUST 2008

OPERATIONAL PERFORMANCE

HOUSTON, Sept. 2, 2008 - Continental Airlines (NYSE: CAL) today reported an August consolidated (mainline plus regional) load factor of 83.9 percent, 1.4 points below the August 2007 consolidated load factor, and a mainline load factor of 84.9 percent, 1.0 point below the August 2007 mainline load factor. In addition, the carrier reported a domestic mainline August load factor of 86.3 percent, 1.7 points below the August 2007 domestic mainline load factor, and an international mainline load factor of 83.4 percent, 0.3 points below August 2007.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 73.8 percent and a mainline segment completion factor of 99.4 percent.

In August 2008, Continental flew 9.1 billion consolidated revenue passenger miles (RPMs) and 10.9 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic increase of 0.7 percent and a capacity increase of 2.4 percent as compared to August 2007. In August 2008, Continental flew 8.2 billion mainline RPMs and 9.7 billion mainline ASMs, resulting in a mainline traffic increase of 0.7 percent and a mainline capacity increase of 2.0 percent as compared to August 2007. Domestic mainline traffic was 4.2 billion RPMs in August 2008, down 3.3 percent from August 2007, and domestic mainline capacity was 4.8 billion ASMs, down 1.4 percent from August 2007.

For August 2008, consolidated passenger revenue per available seat mile (RASM) is estimated to have increased between 4.5 and 5.5 percent compared to August 2007, while mainline passenger RASM is estimated to have increased between 5.5 and 6.5 percent compared to August 2007. For July 2008, consolidated passenger RASM increased 4.8 percent compared to July 2007, while mainline passenger RASM increased 4.9 percent compared to July 2007.

Continental's regional operations had an August load factor of 76.4 percent, 3.8 points below the August 2007 regional load factor. Regional RPMs were 917.3 million and regional ASMs were 1,200.8 million in August 2008, resulting in a traffic increase of 0.5 percent and a capacity increase of 5.5 percent versus August 2007.

Continental Airlines is the world's fifth largest airline. Continental, together with Continental Express and Continental Connection, has more than 3,000 daily departures throughout the Americas, Europe and Asia, serving 140 domestic and 139 international destinations. More than 550 additional points are served via SkyTeam alliance airlines. With more than 46,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 69 million passengers per year.

Continental consistently earns awards and critical acclaim for both its operation and its corporate culture. For the fifth consecutive year, FORTUNE magazine named Continental the No. 1 World's Most Admired Airline on its 2008 list of World's Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2007 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the consequences of the company's high leverage, the significant cost of aircraft fuel, the company's transition to a new global alliance, delays in scheduled aircraft deliveries, its high labor and pension costs, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the airline pricing environment, industry capacity decisions, industry consolidation, terrorist attacks, regulatory matters, excessive taxation, the availability and cost of insurance, public health threats, an economic downturn in the U.S. and global economies and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
AUGUST	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	4,184,702	4,329,100	-3.3	Percent

International	4,037,658	3,834,162	5.3	Percent
Transatlantic	2,224,100	2,033,507	9.4	Percent
Latin America	1,163,184	1,077,232	8.0	Percent
Pacific	650,374	723,423	-10.1	Percent

Mainline	8,222,360	8,163,262	0.7	Percent
Regional	917,293	912,292	0.5	Percent
Consolidated	9,139,653	9,075,554	0.7	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,848,977	4,917,424	-1.4	Percent

International	4,839,841	4,580,806	5.7	Percent
Transatlantic	2,664,539	2,429,420	9.7	Percent
Latin America	1,380,505	1,288,572	7.1	Percent
Pacific	794,797	862,814	-7.9	Percent

Mainline	9,688,818	9,498,230	2.0	Percent
Regional	1,200,818	1,137,688	5.5	Percent
Consolidated	10,889,636	10,635,918	2.4	Percent
PASSENGER LOAD FACTOR
Domestic	86.3 Percent	88.0 Percent	-1.7	Points

International	83.4 Percent	83.7 Percent	-0.3	Points
Transatlantic	83.5 Percent	83.7 Percent	-0.2	Points
Latin America	84.3 Percent	83.6 Percent	0.7	Points
Pacific	81.8 Percent	83.8 Percent	-2.0	Points

Mainline	84.9 Percent	85.9 Percent	-1.0	Points
Regional	76.4 Percent	80.2 Percent	-3.8	Points
Consolidated	83.9 Percent	85.3 Percent	-1.4	Points
ONBOARD PASSENGERS
Mainline	4,656,022	4,761,799	-2.2	Percent
Regional	1,665,162	1,646,488	1.1	Percent
Consolidated	6,321,184	6,408,287	-1.4	Percent
CARGO REVENUE TON MILES (000)
Total	83,488	82,086	1.7	Percent
PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	30,170,036	30,844,424	-2.2	Percent

International	28,258,956	26,649,450	6.0	Percent
Transatlantic	14,813,743	13,468,301	10.0	Percent
Latin America	8,581,718	8,001,623	7.2	Percent
Pacific	4,863,495	5,179,526	-6.1	Percent

Mainline	58,428,992	57,493,874	1.6	Percent
Regional	6,938,476	6,712,903	3.4	Percent
Consolidated	65,367,468	64,206,777	1.8	Percent
AVAILABLE SEAT MILES (000)
Domestic	35,893,969	36,396,463	-1.4	Percent

International	35,701,874	33,036,399	8.1	Percent
Transatlantic	19,029,449	16,728,788	13.8	Percent
Latin America	10,335,064	9,756,049	5.9	Percent
Pacific	6,337,361	6,551,562	-3.3	Percent

Mainline	71,595,843	69,432,862	3.1	Percent
Regional	8,979,902	8,523,053	5.4	Percent
Consolidated	80,575,745	77,955,915	3.4	Percent
PASSENGER LOAD FACTOR
Domestic	84.1 Percent	84.7 Percent	-0.6	Points

International	79.2 Percent	80.7 Percent	-1.5	Points
Transatlantic	77.8 Percent	80.5 Percent	-2.7	Points
Latin America	83.0 Percent	82.0 Percent	1.0	Point
Pacific	76.7 Percent	79.1 Percent	-2.4	Points

Mainline	81.6 Percent	82.8 Percent	-1.2	Points
Regional	77.3 Percent	78.8 Percent	-1.5	Points
Consolidated	81.1 Percent	82.4 Percent	-1.3	Points
ONBOARD PASSENGERS
Mainline	34,551,518	34,897,544	-1.0	Percent
Regional	12,555,178	12,166,325	3.2	Percent
Consolidated	47,106,696	47,063,869	0.1	Percent
CARGO REVENUE TON MILES (000)
Total	691,801	671,001	3.1	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
AUGUST	2008	2007	Change
On-Time Performance [1]	73.8%	75.3%	(1.5)	Points
Completion Factor [2]	99.4%	99.2%	0.2	Points
July 2008 year-over-year consolidated RASM change			4.8	Percent
July 2008 year-over-year mainline RASM change			4.9	Percent
August 2008 estimated year-over-year consolidated RASM change			4.5 - 5.5	Percent
August 2008 estimated year-over-year mainline RASM change			5.5 - 6.5	Percent
August 2008 estimated average price per gallon of fuel, including fuel taxes			3.87	Dollars
Third Quarter 2008 estimated average price per gallon of fuel, including fuel taxes			3.81	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage

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